SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.   )


Filed  by  the  Registrant  [  x  ]

Filed  by  a  party  other  than  the  Registrant  [      ]

Check  the  appropriate  box:

[    ]    Preliminary  Proxy  Statement

[X]       Definitive Proxy Statement     [  ]     Confidential, for Use of the
                                                  Commission  Only
                                                  (as  Permitted  by  Rule
                                                   14a-6(e)(2))
[    ]    Definitive  Additional  Materials

[    ]    Soliciting Material Pursuant to ss240.14a-11(c) or ss240.14a-12

                                       RESMED INC.
               (Name of Registrant as Specified In Its Charter)


                          _________________________
   (Name of person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]         $125 per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item
22(a)(2)  of  Schedule  14A.

[   ]       $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).

[    ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
(1)         Title  of  each class of securities to which transaction applies:
(2)         Aggregate  number  of  securities  to  which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)         Proposed  maximum  aggregate  value  of  transaction:
(5)         Total  fee  paid:

[    ]      Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)          Amount  Previously  Paid:
(2)          Form,  Schedule  or  Registration  Statement  No.:
(3)          Filing  Party:
(4)          Date  Filed:

Notes:

Dear  Shareholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ResMed Inc., as foreshadowed in the June quarterly report, at 4.00 p.m., local time, on Tuesday, November 12, 1996 at the KPMG Peat Marwick LLP Board Room 750 B Street, Suite 3000, 30th Floor, San Diego, California.

Information about the business of the meeting and the nominees for election as directors of the Company are set forth in the Notice of Meeting and the Proxy Statement, which are attached. This year you are asked to elect two Directors of the Company and to ratify the selection of independent auditors for fiscal year 1997.



Very  truly  yours,



Peter  C.  Farrell
President

                                 RESMED INC.
                            _____________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              NOVEMBER 12, 1996
                            _____________________


The Annual Meeting of Stockholders of ResMed Inc. will be held at the KPMG Peat Marwick LLP Board Room, 750 B Street, Suite 3000, 30th Floor, San Diego, California on Tuesday, November 12, 1996, at 4.00p.m. local time for the following purposes:

1.          To  elect  two  directors,  each  to  serve for a three year term;
2. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 1997; and
3. To transact such other business as may properly come before the meeting.

Please refer to the accompanying Proxy Statement for a more complete description of the matters to be considered at the meeting. Only stockholders on record at the close of business on September 27, 1996 will be entitled to notice of, and to vote at, the 1996 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO UNITED STATES POSTAGE.


By  Order  of  the  Board  of  Directors,




Walter  Flicker
Secretary
Dated:  October  2,  1996

                                 RESMED INC.
                            _____________________

                               PROXY STATEMENT
                            _____________________

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 12, 1996

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of ResMed Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at 4.00 p.m. on Tuesday, November 12, 1996 at the KPMG Peat Marwick LLP Board Room, 750 B Street, Suite 3000, 30th Floor, San Diego, California (the "meeting") for the following purposes:

1.          To  elect  two  directors,  each  to  serve for a three year term;
2. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 1997; and
3. To transact such other business as may properly come before the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors received by the Company prior to or at the Annual Meeting will be voted at the Annual Meeting.
 If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this Proxy Statement.

It is expected that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders of the Company on or about October 11, 1996. The Company's Annual Report to Stockholders for 1996 is enclosed with this Proxy Statement but does not form a part of the proxy soliciting material. In addition, the Company's Annual Report to the Securities and Exchange Commission on Form 10K is available from the Secretary of the
Company.    The  cost  of  soliciting  proxies  will be borne by the Company.
Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telecopy and personal interview. The Company may also request brokerage firms and other nominees or fiduciaries to forward copies of the proxy soliciting material and the 1996 Annual Report to beneficial owners of the stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING  SECURITIES  AND  VOTING  RIGHTS

Holders of the Company's Common Stock of record as of the close of business on September 27, 1996 (the "record date") are entitled to receive notice of and to vote at the meeting. At the record date, the Company had outstanding
7,183,330 shares of Common Stock, the holders of which are entitled to one vote per share.

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Company entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e. shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table shows the number of shares of Common Stock which, according to the records of the Company are beneficially owned by (i) each director of the Company, (ii) the Chief Executive Officer, (iii) each of the named officers as defined on page 5, (iv) each beneficial holder of more than five percent of the outstanding common stock and (v) by all directors, nominees and executive officers of the Company as a group, as of the record date. Except as set forth below, management of the Company does not know of any other person who beneficially owned, as of the record date, more than five percent of the outstanding shares of the Company's Common Stock. As used herein, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of, a security). A person is deemed, as of any date, to have "beneficial ownership" of any security that the person has the right to acquire within 60 days after that date.



                                                              Amount and
                                                              Nature of
                                                              Beneficial   Percent of
Name of Beneficial Owner                                      Ownership    Class

Invesco Funds Group, Inc.                                      620,800(1)         8.6%
7800 East Union Avenue
Denver CO 80237

Columbia Special Fund Inc.                                     600,000(2)         8.4%
1301 SW Fifth Avenue
PO Box 1350
Portland, OR 97207

Peter C Farrell                                                511,440(3)         7.1%
c/- ResMed Inc.
5744 Pacific Center Boulevard
Suite 311
San Diego CA 92121

Christopher G Roberts                                          121,000(4)         1.7%
Michael A Quinn                                                 17,167(5)         0.2%
Gary W Pace                                                     49,500(6)         0.7%
Donagh McCarthy                                                  5,500(7)         0.1%
Norman W DeWitt                                                 22,917(8)         0.3%
Victor Yerbury                                                   4,167(9)         0.1%
All executive officers and directors as a group (15 persons)  897,990(10)        12.5%

(1)        Based on CDA Spectrum Report 6/30/96 and Schedule 13G filed by INVESCO PLC,
INVESCO  North  American  Group,  Ltd, INVESCO North American Holdings, Inc., INVESCO,
Inc.  and  INVESCO Financial Group, Inc. have shared voting and dispositive power over these  shares.


(2)          Based on CDA Spectrum Report 6/30/96 and a Schedule 13G filed by Columbia
Funds  Management  Company (CFMC), CFMC has shared dispositive power over these shares but  disclaims  beneficial  ownership.

(3)      Does not include 10,500 shares of Common Stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(4)        Includes 6,250 shares held by his wife and 113,750 shares held of record by
Cabbit Pty Ltd, an Australian corporation controlled by Dr Roberts and his wife.  Does not  include  6,000  shares of common stock which may be acquired upon the exercise of options granted under the 1995 option plan which are not exercisable within 60 days of
September  27,  1996.

(5)       Does not include 6,833 shares of common stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(6)       Does not include 6,833 shares of common stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(7)       Does not include 8,500 shares of common stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(8)       Does not include 6,833 shares of common stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(9)      Does not include 11,333 shares of common stock which may be acquired upon the exercise  of  options  granted  under  the  1995 Option Plan which are not exercisable within  60  days  of  September  27,  1996.

(10)        Does not include, in addition to the shares described in notes 1 through 5 above, 50,800 shares which may be acquired upon the exercise by executive officers not named  in  the  table  of  options  granted  under  the 1995 Option Plan which are not exercisable  within  60  days  of  September  27,  1996.


The information presented is based upon the knowledge of management and, in the case of the named individuals, upon information furnished by them.

EXECUTIVE  OFFICERS

The  executive  officers  of  the  Company,  as  at  September  27,  1996, are:



Name                   Age  Position

Peter C Farrell         54  President and Chief Executive Officer
Christopher G Roberts   42  Executive Vice President
Walter Flicker          41  Vice President, Corporate Development and Secretary
Michael Berthon-Jones   44  Vice President, Clinical Research
David M D'Cruz          38  Vice President, Quality Assurance
Michael D Hallett       38  Vice President, Technology and New Business
William A Nicklin       44  Vice President, Manufacturing
Adrian M Smith          32  Vice President, Finance
Norman W DeWitt         47  Vice President U.S Operations
Jonathan C Wright       46  Vice President, Marketing
Victor Yerbury          56  Vice President, Operations ResMed Limited
Mark Abourizk           39  General Counsel


For a description of the business background of Messrs Farrell and Roberts, see "Matters to be Acted Upon-Election of Directors".

Mr Flicker has been Vice President, Corporate Development since February 1995.
 From December 1989 until February 1995 he served as Vice President, Finance of the Company and has served as Secretary of the Company since August 1990. From July 1989 to November 1989, he was an engineering consultant with Bio-Agrix Pty Ltd., a biomedical engineering consulting company. From July 1988 to June 1989, Mr Flicker served as Business Development Manager at Baxter Center for Medical Research Pty Ltd, a subsidiary of Baxter International, Inc. From July 1984 to July 1988, Mr Flicker served as Executive Director of the Medical Engineering Research Association, an Australian biomedical industry association. Mr Flicker holds a B.E. with Honors in mechanical engineering and a M.E. in biomedical engineering from the University of New South Wales.

Dr Berthon-Jones has been Vice President, Clinical Research of the Company since July 1994. From July 1988 to June 1994, he was a research scientist at the David Read Laboratory at the University of Sydney. During 1988, Dr Berthon-Jones was a self-employed software consultant. From July 1985 until June 1988, he was a senior research officer at the University of Sydney Department of Physiology. Dr Berthon-Jones holds a M.D. and Ph.D from the
University  of  Sydney.

Mr D'Cruz has been Vice President, Quality Assurance from September 1996. From May 1994 until September 1996 he served as Director of Quality Assurance of the Company. From March 1990 to April 1994 he worked in the Company's Electronic Product Development department. From January 1989 to February 1990 he was employed at Royal Prince Alfred Hospital to research the effects of surgery on the Vestibular Occular Reflex. From April 1979 to February 1988 he was employed at Digital Equipment Corporation as a hardware/software engineer.
 Mr D'Cruz holds a B.E.(Electronics) from Curtin University, Western Australia and a Master of Biomedical Engineering from the University of New South Wales.

Dr Hallett has been Vice President, Technology and New Business from January 1996 and was previously Vice President European Operations from January 1993. From July 1989 to December 1992, he was a Baxter Visiting Research Fellow-Biomedical Engineering at the University of New South Wales. From October 1986 to June 1989, Dr Hallett was a research engineer at the Baxter Center for Medical Research, Sydney, Australia. From March 1985 to October 1986, he was a technical support marketing executive at Terumo Corporation, a manufacturer of medical electronics and cardiopulmonary bypass equipment. Dr Hallett received a B.E. in Chemical and Materials Engineering from the University of Auckland, and a Masters and Ph.D. in Biomedical Engineering from the University of New South Wales.

Mr Nicklin has been Vice President, Manufacturing of the Company since January 1990. From October 1987 to November 1989, he served as the Manufacturing Director of Valuca Pty Ltd, a manufacturer of small electrical appliances. From November 1989 to January 1990, Mr Nicklin was a consultant to Hanimex, a manufacturer of photographic products. From November 1978 to October 1986, Mr Nicklin held various positions, including General Manager, Manufacturing, at
Hanimex.    Mr  Nicklin  holds  a  certificate  in  mechanical  engineering.

Mr Smith has been Vice President, Finance since February 1995. From January 1986 through January 1995, Mr Smith was employed by Price Waterhouse specializing in the auditing of listed public companies in the medical and scientific field. Mr Smith holds a B.Ec. from Macquarie University and is a certified chartered accountant.

Mr DeWitt has been Vice President, US Operations since October 1994. From November 1990 to September 1994, he was an attorney in private practice in Minneapolis, Minnesota, most recently affiliated with the financial management advisory firm of Steven, Foster & Co., Inc. and as a consultant to the Company. Prior thereto, Mr DeWitt held positions both as an attorney and senior manager with Westlun Companies, Inc., a real estate construction firm, from March 1988 to October 1990. Mr DeWitt holds a B.A. from Amherst College, a J.D. from the University of Minnesota Law School and a L.L.M. from William Mitchell College of Law.

Dr Wright has been Vice President, Marketing of the Company since June 1994. From October 1991 to May 1994, he was New Business Development Manager at Johnson and Johnson Medical Pty Ltd, a subsidiary of Johnson and Johnson, Inc.
 From September 1988 to September 1991, Dr Wright was a Project Manager at Sirotech Ltd, a technology transfer company. From May 1987, Dr Wright was a Senior Project Leader at Vaso Products, a subsidiary of Bellara Medical Products Ltd, Australia, a manufacturer of vascular devices. Dr Wright received a B.Sc. degree from the University of NSW, a Ph.D. from the University of Sydney, and a Graduate Diploma (Marketing) from the University of Technology, Sydney.

Mr Yerbury joined the Company as Vice President Product Development in July 1995. From July 1994 he was employed as a management consultant specializing in technology development. Since May 1991 Mr Yerbury served as Divisional General Manager of British Aerospace Australia in charge of contract management and radio tracking systems. From February 1988 to April 1991 Mr Yerbury was the General Manager of Lend Lease Technology, part of the Australian Lend Lease Corporation, responsible for development and commercialization of remote radio based tracking systems and radio data networks. Mr Yerbury received a degree in Chemical Engineering from the University College London.

Mr Abourizk joined the Company as General Counsel in July 1995. From June 1993 to June 1995 Mr Abourizk managed the Sydney office of Francis Abourizk Lightowlers a legal partnership specializing in intellectual property matters.
 From March 1989 to May 1993 Mr Abourizk was Deputy Manager of Sirotech Legal Group a technology transfer company. During the period from March 1986 to February 1989 Mr Abourizk became a Senior Associate in the Intellectual Property Group of an Australian national law firm Corrs Pavey Whiting & Byrne. Mr Abourizk received B.Sc. (Hons) and LL.B. degree from Monash University and Graduate Diploma in Intellectual Property from University of Melbourne. Mr Abourizk is admitted to practice before the High Court of Australia, the Supreme Court of Victoria (Barrister and Solicitor) and the Supreme Court of New South Wales (Solicitor).

EXECUTIVE  COMPENSATION

The following table sets forth information concerning compensation paid to the Chief Executive Officer of the Company and the other executive officers of the Company whose compensation exceeded $100,000 (the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ending June 30, 1996, 1995 and 1994.

                                  Summary  Compensation  Table
                                                                               Long Term
                                                                               Compensation
                                                                               Awards
                                                      Annual Compensation      Payouts

                                                                                Securities     All Other
                                                                                Underlying     Compensation
Name and Principal Position                    Year     Salary ($)   Bonus ($)   Options (#)   ($) (1)

Peter C Farrell                                1996     191,505      61,804       7,500         5,362
President and Chief                            1995     130,253      58,950       4,500         7,164
Chief Executive Officer                        1994     139,091      54,807      97,500         5,709

Christopher G Roberts                          1996      43,418      37,978       4,000        88,444
Executive Vice President                       1995      32,451      37,662       3,000        84,850
                                               1994      48,630      35,015      85,500        49,824

Norman W DeWitt                                1996      95,000      17,569       3,500         2,944
Vice President, US Operations(2)

Victor Yerbury                                 1996      98,265          -        3,000         5,405
Vice President, Operations ResMed Limited (2)

(1)          These  include  pension  plan  payments  made  in  lieu  of  salary.

(2)      Compensation for Messrs DeWitt and Yerbury for fiscal years ending June 30, 1995 and 1994 did  not  exceed  $100,000


STOCK  OPTIONS

The following table sets forth information concerning stock option grants made to the Named Officers during the fiscal year ended June 30, 1996 and certain information concerning all options exercised and held by such persons.

                      Option Grants in Last Fiscal Year

                                      Individual Grants

                      Number of   % of Total
                      Securities  Options                                 Potential Realizable Value
                      Underlying  Granted to                              at Assumed Annual Rates
                      Options     Employees   Exercise or                 of Stock Price
                      Granted     in Fiscal   Base Price                  Appreciation for Option
    Name             (#)(1)       Year        ($/Sh)     Expiration Date  Term (2)
                                                                              5%        10%

Peter C Farrell        7,500       2.8%       $16.34      June 26, 2005    $66,809    $178,973
Norman W DeWitt        3,500       1.3%        16.34      June 26, 2005     31,178      83,521
Christopher G Roberts  4,000       1.5%        16.34      June 26, 2005     35,631      95,452
Victor Yerbury         3,000       1.1%        16.34      June 26, 2005     26,724      71,589

(1) Options granted under the Company's 1995 Stock Option Plan (the "Plan") are exercisable starting 12 months after the grant date, with 33% of the shares covered thereby becoming exercisable at that time and an additional 33% of the option shares becoming exercisable on each successive anniversary date, with all option shares exercisable beginning on the third anniversary date. Under the terms of the Plan, this exercise schedule may be accelerated in certain specific situations.

(2) Assumed annual rates of stock appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved.


The following table sets forth information concerning the stock option exercises by the Named Officers during the fiscal year ended June 30, 1996 and the unexercised stock options held at June 30, 1996 by the named officers.

     Aggregated Option Exercises in Last Fiscal Year FY-End Option Values

                      Shares                      Number of Unexercised       Value of Unexercised In-the-
                      Acquired on   Value         Options at FY-End (#)       Money Options at FY-End
Name                  Exercise (#)  Realized (1)  Exercisable Unexercisable   Exercisable (2) / Unexercisable

Peter C Farrell             -            -       1,500          7,800          6,750             $13,500
Christopher G Roberts       -            -       1,000          6,000          4,500             $ 4,500
Norman W DeWitt        17,500       52,380       1,677          6,833          7,502             $14,999
Victor Yerbury              -            -       4,167         11,333         18,752             $37,503

(1) Represents the amount by which the closing sales price of the Company's common stock on the NASDAQ Stock Market at the exercise date multiplied times the number of shares acquired on exercise exceeded the exercise price of the shares acquired on exercise.

(2) Represents the amount by which the closing sales price of the Company's common stock on the NASDAQ Stock Market on June 30, 1996 ($15.50 per share) multiplied times the number of shares to which the options apply exceeded the exercise price of such options.


                     REPORT OF THE COMPENSATION COMMITTEE

INTRODUCTION

Decisions regarding compensation of the Company's executives generally are made based on recommendations by the Compensation Committee, which is composed of two independent outside directors. The Compensation Committee decisions on compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs Donagh McCarthy and Michael A Quinn in their capacity as members of the Board's Compensation Committee addressing the Company's compensation policies for fiscal year 1996 as they affected executive officers of the Company, including the Named Officers.

GENERAL  PHILOSOPHY

The Compensation Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to the executive officers of the Company, including its Chief Executive Officer, and establishes the general compensation policies of the Company.

The Company desires to attract, motivate and retain high quality employees who will enable the Company to achieve its short and long term strategic goals and
values.    The  Company  participates  in  a  high-growth  environment  where substantial competition exists for skilled employees. The ability of the Company to attract, motivate and retain high caliber individuals is dependent in large part upon the compensation packages it offers.

The Company believes that its executive compensation programs should reflect the Company's financial and operating performance. In addition, individual contribution to the Company's success should be supported and rewarded.

The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993.
 Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply
to  payments  which  qualify  as  "performance-based".    To  qualify  as
"performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual profit sharing bonus based on overall Company performance and a component providing the opportunity to earn stock options linking the employee's long-term financial success to that of the stockholders.

COMPENSATION

Base  Salary

Officers are compensated with salary ranges that are generally based on similar positions in companies of comparable size and complexity to the Company. In addition, the Company utilizes industry compensation surveys in determining compensation. The primary level of compensation is based on a combination of years of experience and performance. The salary of all officers is reviewed annually in June with the amount of the increases (which take effect the following July) based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

In fiscal year 1996 the Board approved a salary increase for Dr Farrell of 34%, reflecting his transfer to the United States, a salary increase of 3.5%, for Dr Roberts and 7% salary increase for Mr DeWitt. Mr Yerbury joined the Company during July 1995 and as such, no salary adjustment arose during fiscal 1996.

Profit  Sharing  Bonus

The second compensation component is a profit sharing program under the Company's Profit Sharing Bonus Plan. Bonuses are primarily based on the
Company's  annual  financial performance and secondarily on the performance of
the  individual.    Bonuses  generally  range  from  zero  to  60%  of  base
salary. The measures of annual financial performance used in determining the amount of bonuses include sales growth and earnings growth.

Stock  Options

The third major component of the officer's compensation consists of stock options. The primary purpose of granting stock options is to link the officers' financial success to that of the stockholders of the Company. The exercise price of stock options is determined by the Compensation Committee at the time the option is granted, but generally may not be less than the prevailing market price of the Company's Common Stock as of the date of grant.
 Options become exercisable commencing a minimum of twelve months from the date of grant and are exercisable for a maximum period of 10 years, as determined by the Compensation Committee.

The Compensation Committee approved the award of stock options to 195 of the Company's employees during fiscal year 1996 including each of the Named Officers. See the Option Grants in Last Fiscal Year Table for information regarding options granted to the executive officers named in the Summary Compensation Table.

CEO  COMPENSATION

The compensation of Dr Farrell is based upon the performance of the Company and the important role Dr Farrell plays within the Company as its founder, President and Chief Executive Officer, as a member of the Boards of the Company's principal subsidiaries and as an active participant in new product and corporate development.


Compensation  Committee  of  the  Company's  Board  of  Directors:
Donagh  McCarthy  (Chairman)
Michael  A  Quinn
Dated:  September  27,  1996

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Securities and Exchange Commission's rules relating to the disclosure of executive compensation require that the proxy statement include certain information about "insider" participation on compensation committees and about specific kinds of "interlocking" relationships between the compensation committees of different companies, under the foregoing caption.

The Compensation Committee of the Board of Directors is responsible for executive compensation decisions as described above under "Board of Directors and Committees of the Board". During fiscal year 1995, the committee consisted of Mr Donagh McCarthy (Chairman) and Mr Michael A Quinn. Dr Farrell did not participate in discussions or decisions regarding his compensation package.

PERFORMANCE  GRAPH

Set forth below is a line graph comparing the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ United States and Foreign Index and the Standard & Poors Medical Products and Supplies Index for the period commencing June 2, 1995 (the date the Company's Common Stock commenced trading on the NASDAQ National Market System) through June 30, 1996 and June 30, 1995 assuming an investment of $100 on June 2, 1996.


                               [GRAPHIC  OMITED]





                          June 2, 1995   June 30, 1995   June 30, 1996
                          -------------  --------------  --------------

ResMed Inc.               $      100.00  $       109.09  $       140.91
NASDAQ US & Foreign       $      100.00  $       109.67  $       139.91
Standard & Poors Medical
  Products and Supplies   $      100.00  $       105.19  $       136.63



SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers National Market System initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Each of Messrs Berthon-Jones, DeWitt, Farrell, Flicker, Hallett, McCarthy, Nicklin, Pace, Quinn, Roberts, Smith and Wright filed Form 3s (which were due in connection with the initial public offering of the Company's common stock) late and included on a subsequent Form 5 reports of option grants on June 1, 1995 which should have been reported on their initial Form 3 and reports of option grants on June 27, 1996 which should have been reported on Form 4. In addition to the foregoing late filings, Mr DeWitt filed an amended Form 3 (to correct certain errors in his original Form 3 filing) late, Mr Flicker filed a Form 4 (related to a certain sale of stock) late and Mr McCarthy filed a Form 4 (to correct errors in his original Form 3 filing) late. Messrs Abourizk and Yerbury filed a Form 3 (following their commencement as an officer) late and included on a subsequent Form 5, reports of option grants on June 27, 1996 which should have been reported on Form 4.

MATTERS  TO  BE  ACTED  UPON

1.          Election  of  Directors

     The Board of Directors, acting pursuant to the bylaws of the Company, has determined that the number of directors constituting the full Board of Directors shall be five at the present time.

     The Board is divided into three classes. One such class is elected every year at the Annual Meeting of Stockholders for a term of three years. The class of directors whose term expires in 1996 has two members, Dr Christopher G Roberts and Mr Donagh McCarthy. Accordingly, two directors are to be elected at the 1996 Annual Meeting of Stockholders, who will hold office until the 1999 Annual Meeting of Stockholders or until the director's prior death, disability, resignation or removal.

     The Board of Directors has nominated Dr Christopher G Roberts and Mr Donagh McCarthy for re-election as directors. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If either Dr Roberts or Mr McCarthy become unable or unwilling to serve as director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

     Information concerning the nominees for directors and the other directors who will continue in office after the Annual Meeting is set forth below.



Name                        Age  Position with the Company

Peter C. Farrell(1)          54  President, Chief Executive Officer and Chairman of the Board of Directors.
Christopher G. Roberts (2)   42  Executive Vice President and Director
Donagh McCarthy (2)(3)       49  Director
Gary W Pace (1)              48  Director
Michael A. Quinn (3)(4)      49  Director

     (1)  Term  expires  1997
     (2)  Term  expires  1996
     (3)  Member  of  Audit  Committee  and  the  Stock  Option  and  Compensation  Committee
     (4)  Term  expires  1998


     Dr Farrell has been President and a director of the Company since its inception in June 1989 and Chief Executive Officer since July 1990. From July 1984 to June 1989, Dr Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. ("Baxter") and from August 1985 to June 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From January 1978 to December 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a Visiting Professor. Dr Farrell, from 1992 to 1996, was a director of F.H. Faulding & Co. Limited, a pharmaceutical company based in South Australia with annual revenues over $1 billion. He holds a B.E. in chemical engineering with Honors from the University of Sydney, an S.M. in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales.

     Dr Roberts joined the Company in August 1992 as Executive Vice President. He has been director of the Company since September 1992. He also served as a director of the Company from August 1989 to November 1990. From February 1989 to June 1992, Dr Roberts served in various positions. most recently as Vice President-Clinical and Regulatory Affairs, with medical device subsidiaries of Pacific Dunlop Limited, a large multinational manufacturing company. From January 1984 to December 1988, he served as President of BGS Medical Corporation, a medical device company which was acquired in September 1987 by Electro Biology Inc. ("EBI"), at which time he became Vice President-Clinical and Regulatory Affairs of EBI. Dr Roberts holds a B.E. in chemical engineering with Honors from the University of New South Wales, a M.B.A from Macquarie University and a Ph.D. in biomedical engineering from the University of New South Wales.

     Mr McCarthy has been a director of the Company since November 1994. Since June 1993 he has been the President of the North America Renal Division of Baxter. Mr McCarthy has held various positions at Baxter since 1982, including that of Vice President-Global Marketing, Strategy and Product Development. Mr McCarthy received a B.Sc. in Engineering from the National University of Ireland and a M.B.A. from the Wharton School, University of Pennsylvania.

     Dr Pace has been a director of the Company since July 1994. Dr Pace is President and Chief Executive Officer of Research Triangle Pharmaceutical Inc., a start-up company exploring opportunities in pharmaceuticals, since November 1994. From January 1993 to September 1994, he was the founding President and Chief Executive Officer of Free Radical Sciences Inc., a start-up pharmaceutical company and is currently a member of its Scientific
Advisory Board. From September 1989 to January 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr Pace holds a B.Sc. with Honors from the University of New South Wales and a Ph.D. from the Massachusetts Institute of Technology.

     Mr Quinn, a director of the Company since September 1992, has been a management and financial consultant since February 1992. From July 1988 to January 1992, he served as Executive Chairman of Phoenix Scientific Industries Limited, a manufacturer of health care and scientific products. From July 1983 to June 1988. Mr Quinn was Managing Director and Company Secretary at Memtec Limited, an industrial membrane filtration company ("Memtec"). He currently is a director of Memtec and Heggies Bulkhaul Limited. Mr Quinn holds a B.Sc. in physics and applied mathematics and a Bachelor of Economics from the University of Western Australia and a M.B.A. from Harvard University.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors has two committees to assist in the management of the affairs of the Company the Stock Option and Compensation Committee and the Audit Committee.

Stock Option and Compensation Committee. The Stock Option and Compensation Committee (the "Compensation Committee") currently consists of Messrs Donagh
McCarthy  (Chairman)  and  Michael  A  Quinn.    The  Compensation  Committee
administers Company's 1995 Stock Option Plan and has the authority to grant options thereunder. The Compensation Committee also makes recommendations regarding the compensation payable, including compensation under the Company's bonus plan, to the senior executive officers of the Company.

Audit  Committee.   The Audit Committee currently consists of Messrs Michael A
Quinn (Chairman), and Donagh McCarthy. This committee assists the Board in fulfilling its functions relating to corporate accounting and reporting practices and financial and accounting controls.

The Compensation Committee met once during fiscal year 1996 and the Audit Committee met four times during fiscal year 1996. These committees also met informally by telephone during the fiscal year as the need arose. The Board of Directors held six meetings during fiscal year 1996.

Each director who is not an employee of the Company received an annual fee of $7,500 for his service as a director during fiscal 1996 and will receive $10,000 in fiscal 1997. In addition, each director is reimbursed for his travel expenses for attendance at all such meetings. Directors of the Company who are not employees also hold and receive stock options under the Company's 1995 Stock Option Plan.

Medical  Advisory  Committee

In addition the Company has an independent Medical Advisory Committee. The Medical Advisory Committee comprises leading physicians in sleep medicine who advise the board with respect to reviewing the Company's current and proposed product lines from a medical perspective.

2.          Ratification  of  Selection  of  Auditors

     The Board of Directors, following the recommendation of the Audit Committee, has selected the independent public accounting firm of KPMG Peat Marwick LLP as the auditors to examine the consolidated financial statements of the Company for fiscal year 1997. The proxies solicited on behalf of the Board of Directors will be voted to ratify selection of that firm unless otherwise specified.

     KPMG Peat Marwick LLP has served as the independent auditors for the Company since 1994. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

     Prior to October 1994, Price Waterhouse served as the Company's independent accountants. Price Waterhouse advised the Company that, as a result of having performed valuation services in connection with a proposed transaction, they could no longer be deemed independent for the purposes of auditing the Company's financial statements and issuing a report thereon for the fiscal year ended June 30, 1994. In November 1994, the Company's Board of Directors retained KPMG Peat Marwick LLP to serve as the Company's independent auditors. The Company had no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

3.          Other  Business

     The Board of Directors does not know of any other business to be presented to the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.

VOTE  REQUIRED

Under Delaware law, the nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast by the holders of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, will be elected as directors. Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, a quorum being present, is necessary for the ratification of the selection of KPMG Peat Marwick LLP. The aggregate number of shares for which a vote "For", "Against" or "Abstain" is made is counted for the purpose of determining the minimum number of affirmative votes required for ratification of the selection, and the total number of votes cast "For" ratification of the selection is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter other than election of directors by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "Against" the matter.

STOCKHOLDER  PROPOSALS  FOR  1997  ANNUAL  MEETING

If any stockholder wishes to present a proposal at the 1997 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company by May 12, 1997 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1997 Annual Meeting. The 1997 Annual Meeting is presently scheduled for November 10, 1997.


By  Order  of  the  Board  of  Directors





Walter  Flicker
Secretary


Dated:  October  2,  1996

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTOR OF

                                 RESMED INC.

PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 1996

The undersigned stockholder of ResMed Inc., a Delaware corporation, hereby appoints each of Norman W DeWitt and Walter Flicker, with full power to act without the other and to appoint his substitute, as Proxy and attorney-in-fact and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all the shares of voting stock of ResMed Inc., held of record by the undersigned on September 27, 1996, at the 1996 Annual Meeting of Shareholders to be held on November 12, 1996, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is executed and no direction is made, this proxy will be voted "FOR" both nominees listed under proposal 1, "FOR" proposal 2 and as the Proxy deems advisable on such other matters as may properly come before the meeting.

A majority of the proxies or substitutes who shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

                    PLEASE COMPLETE, DATE, SIGN AND RETURN
                           IN THE ENCLOSED ENVELOPE

                        (TO BE SIGNED ON REVERSE SIDE)

[    X    ]     Please  mark your votes as
                in this example

                  FOR all          WITHHOLDING AUTHORITY
                  nominees         for all nominees
1.  Election of    [  ]                 [  ]
    Directors

                                    Nominees  Dr Christopher G Roberts
                                              Mr Donagh McCarthy


                                               FOR     AGAINST     ABSTAIN
2.  Ratification of KPMG Peat Marwick LLP      [  ]     [  ]         [  ]
    as the auditors to examine the financial statements of the Company for fiscal year 1997.

    The undersigned acknowledge receipt of the Notion of Meeting and Proxy
    Statement dated October 2, 1996 and the 1996 Annual Report of the Company





SIGNATURE(S): _______________________  DATE: ________________


SIGNATURE(S):_______________________    DATE:  ____________________